Exhibit 99.2

Graham Corporation

Q4 FY 2024

Supplemental Information - Unaudited

($ in thousands)

SALES BY MARKET	FY 2023										FY 2024										Q4 24 vs Q4 23		Q4 24 vs Q3 24		FYTD24 vs FYTD23
	Q1	% of	Q2	% of	Q3	% of	Q4	% of		% of	Q1	% of	Q2	% of	Q3	% of	Q4	% of	YTD	% of
	2023	Total	2023	Total	2023	Total	2023	Total	2023	Total	2024	Total	2024	Total	2024	Total	2024	Total	2024	Total	Variance		Variance		Variance
Refining	$7,875	22%	$7,568	20%	$6,497	16%	$5,330	12%	$27,270	17%	$6,867	14%	$7,289	16%	$7,638	17%	$7,293	15%	$29,087	16%	$1,963	37%	$(345)	-5%	$1,817	7%
Chemical/Petrochemical	5,875	16%	5,804	15%	3,927	10%	6,344	15%	21,950	14%	6,041	13%	4,365	10%	4,130	9%	6,357	13%	20,893	11%	13	0%	2,227	54%	(1,057)	-5%
Space	6,462	18%	4,306	11%	3,510	9%	6,902	16%	21,180	13%	4,822	10%	2,775	6%	2,931	7%	2,754	6%	13,282	7%	(4,148)	-60%	(177)	-6%	(7,898)	-37%
Defense	9,800	27%	14,855	39%	21,687	54%	18,985	44%	65,327	42%	22,817	48%	25,118	56%	24,330	56%	27,228	55%	99,493	54%	8,243	43%	2,898	12%	34,166	52%
Other	6,063	17%	5,610	15%	4,252	11%	5,466	13%	21,391	14%	7,022	15%	5,529	12%	4,789	11%	5,438	11%	22,778	12%	(28)	-1%	649	14%	1,387	6%

	$36,075	100%	$38,143	100%	$39,873	100%	$43,027	100%	$157,118	100%	$47,569	100%	$45,076	100%	$43,818	100%	$49,070	100%	$185,533	100%	$6,043	14%	$5,252	12%	$28,415	18%

SALES BY REGION	FY 2023										FY 2024										Q4 24 vs Q4 23		Q4 24 vs Q3 24		FYTD24 vs FYTD23
	Q1	% of	Q2	% of	Q3	% of	Q4	% of		% of	Q1	% of	Q2	% of	Q3	% of	Q4	% of	YTD	% of
	2023	Total	2023	Total	2023	Total	2023	Total	2023	Total	2024	Total	2024	Total	2024	Total	2024	Total	2024	Total	Variance		Variance		Variance
United States	$28,169	78%	$30,325	80%	$33,163	83%	$35,862	83%	$127,519	81%	$38,141	80%	$38,604	86%	$36,822	84%	$42,341	86%	$155,908	84%	$6,479	18%	$5,519	15%	$28,389	22%
Middle East	459	1%	686	2%	621	2%	1,148	3%	2,914	2%	1,049	2%	669	1%	501	1%	348	1%	2,567	1%	(800)	-70%	(153)	-31%	(347)	-12%
Asia	4,248	12%	4,255	11%	4,226	11%	3,311	8%	16,040	10%	5,902	12%	2,979	7%	4,017	9%	2,245	5%	15,143	8%	(1,066)	-32%	(1,772)	-44%	(897)	-6%
Other	3,199	9%	2,877	8%	1,863	5%	2,706	6%	10,645	7%	2,477	5%	2,824	6%	2,478	6%	4,136	8%	11,915	6%	1,430	53%	1,658	67%	1,270	12%

	$36,075	100%	$38,143	100%	$39,873	100%	$43,027	100%	$157,118	100%	$47,569	100%	$45,076	100%	$43,818	100%	$49,070	100%	$185,533	100%	$6,043	14%	$5,252	12%	$28,415	18%

ORDERS BY MARKET	FY 2023										FY 2024										Q4 24 vs Q4 23		Q4 24 vs Q3 24		FYTD24 vs FYTD23
	Q1	% of	Q2	% of	Q3	% of	Q4	% of		% of	Q1	% of	Q2	% of	Q3	% of	Q4	% of	YTD	% of
	2023	Total	2023	Total	2023	Total	2023	Total	2023	Total	2024	Total	2024	Total	2024	Total	2024	Total	2024	Total	Variance		Variance		Variance
Refining	$11,491	29%	$8,723	10%	$3,764	19%	$5,298	10%	$29,276	14%	$14,321	21%	$4,086	11%	$5,372	4%	$9,466	23%	$33,245	12%	$4,168	79%	$4,094	76%	$3,969	14%
Chemical/Petrochemical	5,543	14%	4,608	5%	2,313	12%	2,842	6%	15,306	8%	10,863	16%	4,242	12%	5,803	5%	2,841	7%	23,749	9%	(1)	0%	(2,962)	-51%	8,443	55%
Space	7,274	18%	3,742	4%	1,631	8%	2,513	5%	15,160	7%	4,606	7%	3,049	8%	6,086	5%	3,084	8%	16,825	6%	571	23%	(3,002)	-49%	1,665	11%
Defense	11,317	28%	69,598	76%	7,788	39%	28,011	55%	116,714	58%	32,958	49%	20,844	57%	103,233	84%	20,375	50%	177,410	66%	(7,636)	-27%	(82,858)	-80%	60,696	52%
Other	4,683	12%	4,840	5%	4,548	23%	12,159	24%	26,230	13%	5,185	8%	4,243	12%	2,773	2%	5,017	12%	17,218	6%	(7,142)	-59%	2,244	81%	(9,012)	-34%

	$40,308	100%	$91,511	100%	$20,044	100%	$50,823	100%	$202,686	100%	$67,933	100%	$36,464	100%	$123,267	100%	$40,783	100%	$268,447	100%	$(10,040)	-20%	$(82,484)	-67%	$65,761	32%

BACKLOG BY MARKET	FY 2023										FY 2024										Q4 24 vs Q4 23		Q4 24 vs Q3 24
	Q1	% of	Q2	% of	Q3	% of	Q4	% of		% of	Q1	% of	Q2	% of	Q3	% of	Q4	% of	YTD	% of
	2023	Total	2023	Total	2023	Total	2023	Total	2023	Total	2024	Total	2024	Total	2024	Total	2024	Total	2024	Total	Variance		Variance
Refining	$27,939	11%	$28,502	9%	$26,255	9%	$26,142	9%	$26,142	9%	$33,264	10%	$29,116	9%	$27,428	7%	$29,526	8%	$29,526	8%	$3,384	13%	$2,098	8%
Chemical/Petrochemical	13,853	5%	12,549	4%	10,996	4%	7,842	3%	7,842	3%	12,794	4%	13,705	4%	14,815	4%	11,276	3%	11,276	3%	3,434	44%	(3,539)	-24%
Space	15,143	6%	13,210	4%	12,492	4%	8,242	3%	8,242	3%	8,675	3%	7,263	2%	11,059	3%	10,651	3%	10,651	3%	2,409	29%	(408)	-4%
Defense	193,195	74%	248,672	79%	234,485	80%	243,628	81%	243,628	81%	253,358	79%	250,732	80%	334,455	84%	328,389	84%	328,389	84%	84,761	35%	(6,066)	-2%
Other	10,545	4%	10,407	3%	9,443	3%	15,880	5%	15,880	5%	13,912	4.3%	12,527	4%	11,487	3%	11,026	3%	11,026	3%	(4,854)	-31%	(461)	-4%

	$260,675	100%	$313,340	100%	$293,671	100%	$301,734	100%	$301,734	100%	$322,003	100%	$313,343	100%	$399,244	100%	$390,868	100%	$390,868	100%	$89,134	30%	$(8,376)	-2%

BOOK TO BILL RATIO	1.1		2.4		0.5		1.2		1.3		1.4		0.8		2.8		0.8		1.4

Graham Corporation

Q4 FY 2024

Supplemental Information - Unaudited

($ in thousands)

ADJUSTED EBITDA	FY 2023					FY 2024
	Q1 2023	Q2 2023	Q3 2023	Q4 2023	YTD 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	YTD 2024
Net income (loss)	$676	$(196)	$368	$(481)	$367	$2,640	$411	$165	$1,340	$4,556
Acquisition & integration costs	54	—	—	—	54	—	—	274	158	432
ERC tax credit, net	—	—	—	—	—	—	—	—	(702)	(702)
Debt amendment costs	153	41	—	—	194	—	—	744	37	781
ERP Implementation costs	—	—	—	—	—	—	—	56	185	241
Net interest (income) expense	157	246	294	242	939	185	55	37	(29)	248
Income tax expense (benefit)	215	(40)	70	(51)	194	766	243	(110)	119	1,018
Equity-based compensation expense	114	198	270	224	806	293	332	377	277	1,279
Depreciation & amortization	1,475	1,487	1,506	1,519	5,987	1,239	1,201	1,422	1,570	5,432

Adjusted EBITDA (1)	$2,844	$1,736	$2,508	$1,453	$8,541	$5,123	$2,242	$2,965	$2,955	$13,285

Net sales	$36,075	$38,143	$39,873	$43,027	$157,118	$47,569	$45,076	$43,818	$49,070	$185,533
Net income (loss) margin	1.9%	-0.5%	0.9%	-1.1%	0.2%	5.5%	0.9%	0.4%	2.7%	2.5%
Adjusted EBITDA margin	7.9%	4.6%	6.3%	3.4%	5.4%	10.8%	5.0%	6.8%	6.0%	7.2%

(1)

Beginning in the fourth quarter of fiscal 2024, Adjusted EBITDA no longer excludes the Barber-Nichols supplemental performance bonus, but now excludes the impact of non-cash equity-based compensation expense in order to be more consistent with market practice. Prior period results have been adjusted to reflect these changes on a comparable basis. The Barber-Nichols supplemental performance bonus expense was $0.8 million, $0.8 million, $1.3 million, $1.4 million and $4.3 million for the first, second, third and fourth quarters and full year of fiscal 2024, respectively, and $0 for the comparable periods of fiscal 2023 and will continue through fiscal year 2026.

ADJUSTED NET INCOME	FY 2023					FY 2024
	Q1 2023	Q2 2023	Q3 2023	Q4 2023	YTD 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	YTD 2024
Net income (loss)	$676	$(196)	$368	$(481)	$367	$2,640	$411	$165	$1,340	$4,556
Acquisition & integration costs	54	—	—	—	54	—	—	274	158	432
Amortization of intangible assets	619	619	619	619	2,476	446	445	596	670	2,157
ERC tax credit, net	—	—	—	—	—	—	—	—	(702)	(702)
Debt amendment costs	153	41	—	—	194	—	—	744	37	781
ERP Implementation costs	—	—	—	—	—	—	—	56	185	241
Normalized tax rate(1)	(173)	(139)	(130)	(130)	(572)	(103)	(102)	(384)	(80)	(669)

Adjusted net income(2)	$1,329	$325	$857	$8	$2,519	$2,983	$754	$1,451	$1,608	$6,796

GAAP net income (loss) per diluted share	$0.06	$(0.02)	$0.03	$(0.05)	$0.03	$0.25	$0.04	$0.02	$0.12	$0.42
Adjusted net income per diluted share(2)	$0.12	$0.03	$0.08	$0.00	$0.24	$0.28	$0.07	$0.13	$0.15	$0.63
Diluted weighted average common shares outstanding	10,630	10,617	10,660	10,617	10,654	10,719	10,810	10,920	10,988	10,844

(1)	Applies a normalized tax rate to non-GAAP adjustments, which are pre-tax, based upon the statutory tax rate.
(2)

Beginning in the fourth quarter of fiscal 2024 Adjusted Net Income no longer excludes the Barber-Nichols supplemental performance bonus. Prior period results have been adjusted to reflect this change on a comparable basis. The Barber-Nichols supplemental performance bonus expense, net-of-tax, was $0.6 million, $0.6 million, $1.0 million, $1.1 million and $3.3 million for the first, second, third and fourth quarters and full year of fiscal 2024, respectively, and $0 for the comparable periods of fiscal 2023 and will continue through fiscal year 2026.